ROLLING RHINE HOLDINGS LTD

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

MORGENSTERN, SVOBODA & BAER, CPA’s, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

40 Exchange Place, Suite 1820

New York, NY 10005

TEL: (212) 925-9490

FAX: (212) 226-9134

E-MAIL: MSBCPAS@GMAIL.COM

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of

Rolling Rhine Holdings Ltd.

We have audited the accompanying consolidated balance sheets of Rolling Rhine Holdings Ltd. as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholders’ equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2007. Rolling Rhine Holdings Ltd.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that out audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Rolling Rhine Holdings Ltd. as of December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

Morgenstern, Svoboda & Baer CPA’s P.C.

Certified Public Accountants

New York, N.Y.

November 25, 2008

ROLLING RHINE HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2007 AND DECEMBER 31,2006

ASSETS	12/31/2007	12/31/2006
Current Assets
Cash and cash equivalents	$39,535,132	$22,560,290
Accounts receivable, net	12,775,412	9,849,073
Due from related parties	274	256
Other receivable	8,517	5,523
Inventory	4,583,924	5,771,134
Prepaid expenses and taxes	79,163	78,089
Total Current Assets	56,982,422	38,264,365

Property & equipment, net	608,563	675,352
Total Assets	$57,590,985	$38,939,717

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Notes payable	$1,653,187	$1,140,003
Accounts payable and accrued expenses	6,883,437	5,707,720
Income tax payable	2,405,860	2,167,032
Due to related parties	1,300,975	735,006
Other payables	50,066	29,834
Total Current Liabilities	12,293,525	9,779,595

Long term Loans	-	-

Stockholders' Equity

Common stock, par value $1; 1,000,000 shares authorized; 50,000 shares issued and outstanding	50,000	50,000
Additional paid in capital	118,277	118,277
Statutory reserve	7,617,885	4,753,493
Other comprehensive income	3,076,412	598,872
Retained earnings	34,434,886	23,639,480
Total Stockholders' Equity	45,297,460	29,160,122
Total Liabilities and Stockholders' Equity	$57,590,985	$38,939,717

The accompanying notes are an integral part of these financial statements.

ROLLING RHINE HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME
FOR YEARS ENDING DECEMBER 31, 2007, 2006 & 2005

	2007	2006	2005

Sales, net	$74,192,198	$69,201,681	$47,964,431

Cost of sales	51,474,032	51,474,032	33,126,554
Gross profit	22,718,166	22,718,166	14,837,877

General and administrative expenses	1,455,369	1,455,369	720,390
Income from operations	21,262,797	21,262,797	14,117,487

Other (Income) Expense
Interest (income)	(216,594)	(112,289)	(39,606)
Interest expense	101,495	89,007	112,905
Other expense	1,833	357	3,846
Total Other (Income) Expense	(113,266)	(22,925)	77,145
Income before income taxes	21,376,063	20,989,921	14,040,342

Provision for income taxes	7,054,101	6,926,674	4,634,050
Net income	$14,321,962	$14,063,247	$9,406,292

Consolidated Statement of Comprehensive Income

Net income	$14,321,962	$14,061,013	$9,406,292
Foreign currency translation adjustment	2,477,540	598,685	187
Comprehensive income	$16,799,502	$14,659,698	$9,406,479

The accompanying notes are an integral part of these financial statements.

ROLLING RHINE HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$14,321,962	$14,063,247
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	74,882	71,586
Provision for bad debts	-	-
(Increase) / decrease in assets:
Accounts receivables	(2,159,305)	(2,475,426)
Inventory	1,538,275	(275,082)
Prepaid expense	(762)	(2,807)
Other receivable and advances	(2,518)	(82)
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses	748,705	2,701,702
Customer deposits	-	-
Due to related parties	498,711	185,484
Other payables	17,523	12,642
Income taxes payable	83,795	453,374
Total Adjustments	799,306	671,391

Net cash provided/(used) by operating activities	15,121,268	14,734,638

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property & equipment	(8,093)	(4,647)

Net cash used by investing activities	(8,093)	(4,647)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable, net of repayments	418,488	(378,788)
Dividends paid	(662,164)	-

Net cash used by financing activities	(243,676)	(378,788)

Effect of exchange rate changes on cash and cash equivalents	2,105,343	430,984

Net change in cash and cash equivalents	16,974,842	14,782,187
Cash and cash equivalents, beginning balance	22,560,290	7,778,103
Cash and cash equivalents, ending balance	$39,535,132	$22,560,290

SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments	6,970,306	6,472,862
Interest payments	$101,495	$89,007

The accompanying notes are an integral part of these financial statements.

ROLLING RHINE HOLDINGS LTD.
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

			Additional	Other			Total
	Common Stock		Paid-In	Comprehensive	Subscription	Statutory	Retained	Stockholders'
	Shares	Amount	Capital	Income	Receivable	Reserve	Earnings	Equity
Balance December 31, 2005	50,000	$50,000	$118,277	$187	$-	$1,940,844	$12,388,882	$14,498,190

Foreign currency translation adjustments				598,685				598,685

Income for the year ended December 31, 2006							14,063,247	14,063,247
Transferred to Statutory reserve						2,812,649	(2,812,649)	-

Balance December 31, 2006	50,000	50,000	118,277	598,872	-	4,753,493	23,639,480	29,160,122

Foreign currency translation adjustments				2,477,540				2,477,540
Transferred to Statutory reserve						2,864,392	(2,864,392)	-
Dividends paid							(662,164)	(662,164)
Income for the year ended December 31, 2007							14,321,962	14,321,962
Balance December 31, 2007	50,000	$50,000	$118,277	$3,076,412	$-	$7,617,885	$34,434,886	$45,297,460

The accompanying notes are an integral part of these financial statements

ROLLING RHINE HOLDINGS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 1 - ORGANIZATION

Rolling Rhine Holdings Ltd. (the “Company”) was formed in December 2007 under the laws of the British Virgin Islands.  The Company also formed China Zhongxi Yao Group Limited, a Hong Kong company, which is 100% owned by the Company. Anqing Zhongxi Yao Ltd, formed in December 1997, is organized under the laws of the People’s Republic of China (“PRC”).   It is 100% owned by China Zhongxi Yao Group Limited.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi, however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

Translation Adjustment

As of December 31, 2007 and December 31, 2006, the accounts of the Company were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (“CNY”). Such financial statements were translated into U.S. Dollars (“USD”) in accordance with Statement of Financial Accounts Standards No. 52, “Foreign Currency Translation” (“SFAS No. 52”), with the CNY as the functional currency. According to SFAS No. 52, all assets and liabilities were translated at the current exchange rate, stockholders’ equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income,” as a component of shareholders’ equity.  Transaction gains and losses are reflected in the income statement.

Corporate Restructure

In 2008, the Company and its wholly owned subsidiary, China Zhongxi Yao Group Limited, entered into and consummated an agreement and plan of merger with Anqing Zhongxi Yao Ltd, a PRC corporation.  Rolling Rhine Holdings Limited was the surviving entity.  In substance, the agreement is a recapitalization of Anqing Zhongxi Yao Ltd’s capital structure.

The accompanying financial statements present the historical financial condition, results of operations and cash flows of the operating company prior to the recapitalization.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ROLLING RHINE HOLDINGS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Risks and Uncertainties

The Company’s operations are carried out in the PRC.  Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC’s economy.  The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable.   Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves.  Reserves are recorded primarily on a specific identification basis.  There were no allowances for doubtful accounts as of December 31, 2007 and 2006,

ROLLING RHINE HOLDINGS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

respectively.

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market. The Management compares the cost of inventories with the market value and allowance is made for writing down their inventories to market value, if lower. As of December 31, 2007 and December 31, 2006 inventory consisted of raw materials consigned for further processing valued at $1,721,294 and $1,614,373, respectively; and finished goods valued at $2,862,630 and $4,156,761, respectively.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Buildings	20 years
Transportation equipment	5 years
Electronics	5 years

As of December 31, 2007 and 2006 Property, Plant & Equipment consist of the following:

	2007	2006
Buildings	$651,234	$651,234
Transportation equipment	180,509	172,837
Electronics	59,588	59,167
Total	891,331	883,238
Accumulated depreciation	(282,768)	(207,886)
	$608,563	$675,352

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations

ROLLING RHINE HOLDINGS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2007 there were no significant impairments of its long-lived assets

Fair Value of Financial Instruments

Statement of Financial Accounting Standard No. 107, “Disclosures about Fair Value of Financial Instruments,” requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company’s revenue recognition policies are in compliance with Staff Accounting Bulletin (“SAB”) 104, “Revenue Recognition.” Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, “Accounting for Stock-Based Compensation.” SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory

ROLLING RHINE HOLDINGS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Basic and Diluted Earnings per Share

Earnings per share are calculated in accordance with the Statement of Financial Accounting Standards No. 128, “Earnings per Share” (“SFAS No. 128”). SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations are based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131, “Disclosure about Segments of an Enterprise and Related Information,” requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

ROLLING RHINE HOLDINGS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Recent Accounting Pronouncements

On February 16, 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments.” SFAS No. 155 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAF No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS No. 155 permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets – an amendment to FASB Statement No. 140.” SFAS No. 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The adoption of this new standard did not have a material impact on the Company’s financial position, results of operations or cash flows.

In July 2006, the FASB released FASB interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of SFAS No. 109,” (FIN No. 48).  FIN No. 48 clarifies the accounting and reporting for uncertainties in income tax law.  This interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation, and disclosure of uncertain tax positions taken or expected to be taken in income tax returns.  This Statement is effective for fiscal years beginning after December 15, 2006.  As a result of implementing FIN No. 48, there has been no adjustments to the Company’s financial statements.

In September, 2006, FASB issued SFAS No. 157, “Fair Value Measurements.”  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute.  Accordingly, this Statement does not require any new fair value measurements.  However, for some entities, the application of this Statement will change current practice.  This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The management is currently evaluating the effect of this pronouncement on financial statements.

ROLLING RHINE HOLDINGS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In September 2006, FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R)” (“SFAS No. 158”). SFAS No. 158 improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded statues in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization.  This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006.  An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007.  However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements.

a.

A brief description of the provisions of this Statement

b.

The date that adoption is required

c.

The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108 (“SAB 108”).  SAB 108 was issued to provide interpretive guidance on how the effects of the carryover reversal of prior year misstatements should be considered in quantifying a current year misstatement. The provisions of SAB 108 are effective for the Company for its December 31, 2006 year-end.  The adoption of SAB 108 had no impact on the Company’s consolidated financial statements.

In February, 2007, FASB issued SFAS 159, ‘The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115.”  This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments.  This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  The management is currently evaluating the effect of this pronouncement on financial statements.

ROLLING RHINE HOLDINGS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In December 2007, the FASB issued SFAS No. 160, “Non-Controlling Interests in Consolidated Financial Statements.”  This Statement amends ARB 51 to establish accounting and reporting standards for the non-controlling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary.  It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  SFAS No. 160 is effective for the Company’s fiscal year beginning October 1, 2009.  Management is currently evaluating the effect of this pronouncement on financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.”  The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows.  It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  The new standard also improves transparency about the location and amounts of derivative instruments in an entity’s financial statements; how derivative instruments and related hedged items are accounted for under Statement 133: and how derivative instruments and related hedged items affect its financial position, financial performance, and cash flows.  Management is currently evaluating the effect of this pronouncement on financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.”  This Statement will provide a framework for selecting accounting principles to be used in preparing financial statements that are presented in conformity with U.S. generally accepted accounting principles (GAAP) for nongovernmental entities.  With the issuance of SFAS No. 162, the GAAP hierarchy for nongovernmental entities will move from auditing literature to accounting literature.  The Company is currently assessing the impact of SFAS No. 162 on its financial position and results of operations.

The FASB has issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts.”  SFAS No. 163 clarifies how SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” applies to financial guarantee insurance contracts issued by insurance enterprises, and addresses the recognition and measurement of premium revenue and claim liabilities.  It requires expanded disclosures about contracts, and recognition of claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation.  It also requires disclosure about (a) the risk-management activities used by an insurance enterprise to evaluate credit deterioration in its insured financial obligations, and (b) the insurance enterprise’s surveillance or watch list.  The Company is currently evaluating the impact of SFAS No. 163.

Note 3 –OTHER RECEIVABLES

Other receivables mainly consist of cash advances to employees and personal income taxes. As of December 31, 2007 and December 31, 2006, the other receivables were $8,517 and $5,523, respectively.  The due from related parties as of December 31, 2007 and 2006 was $274 and $256, respectively.

ROLLING RHINE HOLDINGS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 4 – DUE TO RELATED PARTIES

The Company has payables due to several related parties.  As of December 31, 2007 and December 31, 2006, due to related parties were $1,300,975 and $735,006, respectively.

Note 5- NOTES PAYABLE

The following summarizes the notes payable as of December 31, 2007 and December 31, 2006:

	12/31/07	12/31/06
Bank of Communication	$685,401	$755,732
Term of notes call for interest at rates between 5.58% & 6.84% per year with terms between 8 months to 1 year. Buildings are pledged as collateral.

Huishang Bank	$967,786	$384,271
Term of notes call for interest at rates between 6.09375% & 7.1175% per year with terms between 6 to 11 months. Buildings are pledged as collateral.

Total Notes Payable	$1,653,187	$1,140,003

Note 6 – COMPENSATED ABSENCES

Regulation 45 of the local labor law of the People’s Republic of China (“PRC”) entitles employees to annual vacation leave after 1 year of service.  In general, all leave must be utilized annually, with proper notification.  Any unutilized leave is cancelled.

Note 7 - INCOME TAXES

Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (“EIT”) is at a statutory rate of 33%, which is comprised of 30% national income tax and 3% local income tax.

The following is a reconciliation of income tax expense:

12/31/2007	International	Total
Current	$7,054,101		$7,054,101
Deferred	-		-
Total	$7,054,101		$7,054,101

12/31/2006	International		Total
Current	$6,926,674		$6,926,674
Deferred	-		-
Total	$6,926,674	S	6,926,674

ROLLING RHINE HOLDINGS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 7 - INCOME TAXES

Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (“EIT”) is at a statutory rate of 33%, which is comprised of 30% national income tax and 3% local income tax.

The following is a reconciliation of income tax expense:

12/31/2007	International	Total
Current	$7,054,101		$7,054,101
Deferred	-		-
Total	$7,054,101		$7,054,101

12/31/2006	International		Total
Current	$6,926,674		$6,926,674
Deferred	-		-
Total	$6,926,674	S	6,926,674

Note 8 – COMMITMENTS & CONTINGENCIES

The Company leases facilities under operating leases, extending through January 2018, that it pays for on an annual basis and accrues for throughout the year.   For the years ended December 31, 2007 and December 31, 2006, rent expense was $287,850 and $128,341, respectively.  The future minimum obligations under these agreements are as follows:

2008

$   293,355

2009

$   313,219

2010

$   313,219

2011

$   313,219

2012

$   313,219

thereafter

$1,491,606

Note 9 – STATUTORY RESERVE

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public welfare fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public welfare fund reserve was limited to 50 percent of the registered capital.  Effective January 1, 2006, there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for

ROLLING RHINE HOLDINGS LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

distribution except in liquidation. As of December 31, 2007 and December 31, 2006, the Company had allocated $7,617,885 and $4,753,493, respectively, to these non-distributable reserve funds.

Note 10 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income, included in stockholders’ equity, at December 31, 2007 and 2006, are as follows:

	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income
Balance at December 31, 2005	$187	$187
Change for 2006	598,685	598,685
Balance at December 31, 2006	598,872	598,872
Change for 2007	2,477,540	2,477,540
Balance at December 31, 2007	$3,076,412	$3,076,412

Note 11 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 12 – MAJOR CUSTOMERS AND CREDIT RISK

No customer accounted for more than 10% of accounts receivable at December 31, 2007; at December 31, 2006, one customer was greater than 10% of accounts receivable, totaling 11%.  No customer accounted for greater than 10% of sales at year end December 31, 2007 and 2006.  One vendor supplied 18% of purchases at December 31, 2007.  For December 31, 2006, two vendors supplied more than 10% of purchases, a total of 24%.

Note 13 – SUBSEQUENT EVENTS

On October 9, 2008, Mr. Pang Tuck Wing and Mr. Ai Xue Xiang were named as directors of the Company.

On October 9, 2008, 242,500 shares were issued to Mr. Wan Chi Kwong at a price of $1.09 per share.

On November 3, 2008, an additional 7,500 shares were issued to Rich Prospect Investments Ltd at a price of $7.8071.